PRUDENTIAL SECURITIES CONSUMER CONFERENCE

                                September 7, 2000

                                       and

                    GOLDMAN SACHS GLOBAL RETAILING CONFERENCE

                                September 8, 2000

SAFE HARBOR STATEMENT

SOME OF THE STATEMENTS MADE IN THIS PRESENTATION

ARE "FORWARD-LOOKING STATEMENTS" UNDER THE

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE

DISCUSSED IN THESE MATERIALS AND THIS PRESENTATION.

SEE OUR SEC FILINGS FOR FURTHER INFORMATION ON

FORWARD-LOOKING INFORMATION.

EXECUTIVE SUMMARY
o    Powerful, well-recognized brand
o Leading market positions in North American Retail, Business Services, E-commerce and International
o    $10.3 billion in revenues for 1999
o    After missteps in '98/`99, we face several challenges
o    Initial steps to address challenges are underway


OFFICE DEPOT TODAY
o    Operations in 19 countries
o    978 Retail stores
o    44 Delivery centers
o    7 Unique E-commerce sites
o    48,000 employees

(Pie Chart Omitted)

1999 Sales: $10.3 billion


BUILDING BLOCKS
o    Strong Brand Names
o    Global Leadership Position
o    Strong Growth Prospects
o    Leading E-Commerce Position
o    Strong Balance Sheet


CHALLENGES
o    North American Retail performance disappointing
     -    Comparable store sales
     -    Rapid expansion resulted in poor real estate choices
     -    Five new major markets in 2 years
o    Warehouse costs too high
     -    Productivity & efficiency
     -    Viking warehouse integration timing
o    Credibility with Wall Street undercut by two earnings disappointments


ACTION STEPS
o    Realigned management structure
     - Clear P&L responsibility and accountability matches business lines and market opportunities
     -    High priority on searches for CFO, President of North American Retail

(Organizational Chart Omitted)


ACTION STEPS
o    Initiated extensive review of all aspects of the business
     -    Retail Store Operations
o    Customer experience
     -    North American Real Estate: market by market, store by store
     -    North American Warehouses
               o    Management systems and cost structure
               o    Complexity (stocked SKUs, store satellite delivery program)
               o    Viking warehouse integration
               o    Activity-based cost analysis
     -    Approach to capital allocation
     -    Employer of choice

OPPORTUNITIES
o    The office supply market continues to grow
     -    Market estimated to be approximately $200 Billion*
     -    Market has grown 8+% over the past 5 years*
     -    Estimate for future growth through 2005 to be in the 6 - 8 % range*
* BPIA


OPPORTUNITIES
o    NORTH AMERICAN RETAIL
     -    Improvement in comparable store sales
     - Real Estate: smaller, underdeveloped and under-saturated existing markets
     -    Value-added services
o    BUSINESS SERVICES GROUP
     -    Market share opportunity for contract sale
     -    Strong growth prospects for direct mail
     -    Leading E-Commerce position
o    INTERNATIONAL
     -    Build on leading position
     -    First mover advantage
     -    Industry consolidation
     -    Leverage synergies between Viking and Office Depot


GUIDING PRINCIPLE
o    Capitalize on market opportunities by focusing on the customer experience
     -    Drive focus on customer experience to improve retail performance
               o    Merchandizing
               o    Associate training o Marketing and advertising
               o    Store payroll model
o    Viking role model:
               FANATICAL CUSTOMER SERVICE


LONG TERM GOALS
o    Continually improve the customer experience
o    Increase position as worldwide leader
o    Build on dominant worldwide delivery business position
o    Reposition North American real estate
o    Recapture leadership position in the capital markets
o    Employer of Choice

RECAPTURING MARKET LEADERSHIP
No quick fix, but...
o    Strong building blocks and many opportunities for growth
o    Detailed game plan to be developed upon completion of review
o    Customer focus will lead to consistent performance
o    Provide accurate and consistent guidance going forward
o    Office Depot can recapture its leader position


1999 Financial Performance

Chart omitted.

(In thousands)

                                          ODP           SPLS           OMX
                                          ---           ----           ---


Sales                                    10,263         8,937         4,843

Operating Profit (1)                        519           528           119

     % of Sales                             5.1           5.9           2.5

Net Income (1)                              327           315            63

     % of Sales                             3.2           3.5           1.3

ROA                                         7.9           9.0           2.8

ROE                                        16.6          18.1           5.6


Market Capitalization (2)                 2,241         7,189           585

1.   Excluding non-recurring charges and credits
2.   Based upon market close price on August 31, 2000